Subsidiaries of NationsBank Corporation and Its Subsidiaries at 12/31/93 (100% Owned by NationsBank Corporation Unless Otherwise Noted)

Name

American Security Corporation
American Security Bank, N.A. (1)
115 International A Corp. (1A)
7514 A  Corp. (1A)
Amberwood A Corp. (1A)
American Security (Louisiana) Ltd. (1A)
AS Land I, Inc. (1A)
AS Land II, Inc. (1A)
ASB Ames Plaza, Inc. (1A)
ASB Realty, Inc. (1A)
Westmarket A Corp. (1B)
ASB Southside, Inc. (1A)
ASB Southwest Corporation (1A)
ASB-Stevensville Corp. (1A)
Ashburn A Corp. (1A)
Burke A Corp. (1A)
Caradoc Estates, Inc. (1A)
Crest A Leigh Corp. (1A)
Daventry A Corp. (1A)
Devon A Corp. (1A)
Elwin Company, Inc. (1A)
Fallstone A Corp. (1A)
Field A Corp. (1A)
Forrest-Marbury Corp. (1A)
Hunt A Corp. (1A)
Logan Circle A Corp. (1A)
Madison Park A Corp. (1A)
Mar A Lowe Corp. (1A)
Palisades A Corp. (1A)
Parkway A Corp. (1A)
Quality A Corp. (1A)
Rive Gauche A Corp. (1A)
Rooms-Springfield, Inc. (1A)
Security Trust Company, N.A. (1A)
SOB-A Corp. (1A)
South Point Shopping Center, Inc. (1A)
Stevens Pier A. Corp. (1A)
Storage A Corp. (1A)
Sully A Corp. (1A)
Sunset Hill Corporation (1A)
Virgrun A Corp. (1A)
Wales B Corp. (1A)
Washington View, Inc. (1A)
Washington View (H) Corporation (1D)
Washington View (NH) Corporation (1D)
Wellington Land Co., Inc. (1A)
Wickliffe A Corp. (1A)
American Security Insurance Corporation (1)
ASB Capital Management, Inc. (1)
Atlantic Credit Corporation
Atlantic Equity Corporation
Banchsares Properties, Inc.
Carolina Mountain Holding Company
Cash Flow, Inc.
C&S Premises, Inc.
CSC Associates, L.P. (2A)
DC Bancorp Venture Capital Company (2B)
First Mortgage Corporation
Nations Financial Holdings Corporation
Nations Financial Capital Corporation (2C)
American Acceptance Corporation (2D)
Central Texas Small Business Investment Company (2D)
DCS Holdings, Inc.  (2D)
Portfolio Acceptance Corp. (2D)
Canterbury Indiana Holdings, Inc. (2E)
Saturn Financial Services, Inc. (2D)
USW SIS I, Inc. (2D)
USWFS/Oxford 1991-A Limited Partnership (2F)
USWFS/Oxford 1991-B Limited Partnership (2F)
USWFS/Oxford 1992-A Limited Partnership (2G)
USWFS/Oxford Fixed Rate, L.P. (2F)
NationsCredit Corporation (2C)
NationsCredit Acceptance Corporation (6)
NationsCredit Commercial Corporation (6)
Ariens Credit Corporation (6A)
Fisher Credit Services Inc. (6A)
Gravely Credit Corporation (6A)
Komatsu Forklift Credit Corporation (6A)
Korg Acceptance Corporation (6A)
Music America Finance Corporation (6A)
NationsCredit Commercial Corporation Ltd. (6A)
Roth Financial Services Company (6A)
Sea Ray Credit Corporation (6A)
Trek Financial Services, Inc. (6A)
Winnebago Acceptance Corporation (6A)
NationsCredit Consumer Discount Company (6)
NationsCredit Financial Acceptance Corporation (6) NationsCredit Financial Services Corporation (6) NationsCredit Financial Services Corporation of Alabama (6) NationsCredit Financial Services Corporation of America (6) NationsCredit Financial Services Corporation of Florida (6) NationsCredit Mortgage Corporation of Florida (6B) NationsCredit Financial Services Corporation of Nevada (6) NationsCredit Financial Services Corporation of Virginia (6) NationsCredit Home Equity Corporation of Kentucky (6) NationsCredit Home Equity Corporation of Virginia (6) NationsCredit Insurance Agency, Inc. (6)
NationsCredit PrivateBrands Acceptance Corporation (6) NationsBanc Business Credit, Inc.
NationsBanc Capital Markets, Inc.
NationsBanc Insurance Agency, Inc.
NationsBanc Insurance Company, Inc.
NationsBanc Insurance Inc.
NationsBanc Insurance Services, Inc.
NationsBanc Investment Corporation
NationsBanc Leasing Corporation
McCormick Realty Limited Partnership (2H)
NationsBanc Leasing & Finance Corporation
NationsBanc Mortgage Corporation of Georgia
NationsBank of D.C., N.A.
D.C. Bancorp Investment Company (2I)
Federal Properties I, Inc. (2I)
NationsBank of Delaware, N.A.
NationsBank of Florida, N.A.
First Land Sales, Inc. (2J)
NationsBank of Georgia, N.A.
NationsBanc Commercial Corporation (3)
NationsBanc Leasing Corporation of North Carolina (3)
DFF Funding I, Inc. (3A)
DFF Funding II, Inc. (3A)
DFF Funding III, Inc. (3A)
Dff Funding IV, Inc. (3A)
The Ocumulgee Corporation (3)
NationsBank of Kentucky, N.A.
NationsBank of Maryland, N.A.
Central Leasing Corporation (4)
CSB Insurance Agency (4)
Metropolitan Commercial Properties Corporation I (4) Metropolitan Commercial Properties Corporation VIII (4) Metropolitan Commercial Properties Corporation X (4) Metropolitan Commercial Properties Corporation XIII (4) Pilgrim's Progress (4)
Potomac, Inc. II (4)
Suburban Artery Limited Partnership (4A)
Suburban Trust Data Services, Inc. (4)
NationsBank of South Carolina, N.A.
BT Building Corporation (2K)
Central City General , L.P. (2L)
Carolina Pacific, Inc. (2K)
NationsBank of Tennessee, N.A.
Commerce Place Company (2M)
Commerce Trading Corporation (2M)
NationsBank of Virginia, N.A.
Commerce Corporation of Norfolk (5)
Seventeenth Commerce Properties Corporation (5)
Equitable Leasing Corporation (5)
First Development Corporation (5)
First Realty Mortgage Corporation (5)
NationsBanc Equity Mortgage Corporation (5)
NationsBanc Leasing Corporation of Virginia (5)
NationsBank Community Development Corporation of Virginia (5) Danville Community Development Corporation (5A)
Hampton Roads Community Development Corporation (5B)
Roanoke Community Development Corporation (5C)
Virginia National Corporation (5)
On Call, Inc.
Second Land Sales, Inc.
Sovran Capital Management Corporation
Suburban Service Corporation
Three Commercial Place Associates (2N)
Equitable Bancorporation Overseas Finance N.V.
Export Funding Corporation
Fayette Insurance Corporation
MAR, Inc.
Maryland National Bank
1268 M Corp. (7)
303 International M Corp. (7)
Baltic M Corp. (7)
Baltin Yachting M Corp. (7)
Beaumeade M Corp. (7)
Bright Seat M Corp. (7)
Campus Hills M Corp. (7)
Carlin M Springs Corp. (7)
CC Plaza M Corp. (7)
Chalmers M Corp. (7)
Chesapeake M Corp. (7)
Coleman M Corp. (7)
Courtcom M Corp. (7)
Dulaney Valley Corporation (7)
Englewood M Corp. (7)
Equitable Financial Corporation (7)
Equitable of Washington, Inc. (7)
FCOP, Inc. (7)
Festival VM Corp. (7)
Fifty West Corp. (7)
Flower Hill M Corp. (7)
Fountain Square Corporation of Maryland (7)
Garrett Cove M Corp. (7)
Glen M Corp (7)
Hallmark - Renaissance M Corp. (7)
Harper Farm M Corp. (7)
HICO Park M Corp. (7)
Main Street M Corp. (7)
Manab Properties, Inc. (7)
Manascro M Corp. (7)
Marco Properties, Inc. (7)
Breckinridge Development, Inc. (7A)
Greenburgh Marco, Inc. (7B)
Recap, Inc. (7B)
Rehold, Inc. (7B)
Reprise, Inc. (7B)
Woodside Corporation (7B)
Maryland National Community Development Corporation (7) Maryland National Financial Corporation (7)
Maryland National Financial Services Corporation (7)
Maryland Nationalease Corporation (7)
Melwood M Corp. (7)
Metropo M Corp. (7)
Mirror Ridge A Corp. (7)
MNB Brokerager Alternative, Inc. (7)
MNB Tarrymore, Inc. (7)
MNB University, Inc. (7)
MNC Consumer Discount Company (7)
MNC National Direct Mail Services Corp. (7C)
MNC International Bank (7)
MNC Investment Bank, Ltd. (7)
Nor Dan M Corp. (7)
Occoquan M Corp. (7)
Pratt Management Company (7)
Rabbit Road M Corp. (7)
Rannoch M Corp. (7)
Ritchie Court M Corporation (7)
SCRC Carrolltowne, Inc. (7)
SCRC Process Service Corp. (7)
Service-Wright Corporation (7)
Shockey M Corp. (7)
SOP M Corp. (7)
Sorrento M. Corp. (7)
South Charles Realty Corp (7)
Spotted Horse Holdings, Inc., (7)
Sweitzer M Corp. (7)
Sykesville M Corp. (7)
Three Ponds M Corp. (7)
Vernon M Corp. (7)
Westfields M Corp. (7)
Wil-Rand M Corp. (7)
Ballston Corporation (7D)
Windemere M Corp. (7)
Woods M Corp. (7)
Maryland National Pennsylvania Corporation
Mid-Atlantic Life Isurance Company (8)
MN Credit Corporation
MN World Trade Corporation
MNC Affiliates Group, Inc.
MNC American Corporation (9)
MNC Credit Corp (9)
A/M Properties, Inc. (9A)
American Financial Service Group, Inc. (LEASEFIRST) (9A) Maryland National Realty Investors, Inc. (9A)
Maryland National Leasing Services Corporation (9A)
MNC Canadian Real Property, Inc. (9A)
MNC Capital Corporation (9A)
NationsBanc-CRT Energy (U.K.), Ltd.
NationsBanc-CRT Services, Inc.
NationsBank Community Development Corporation (10)
Carlton Court Community Development Corporation (10A) NationsBank Housing Fund Investment Corporation (11) NationsBank of North Carolina, N.A.
BNC Realty Company (12)
Floresville Company Ltd. (12A)
Multi-State Properties, Inc. (12)
NationsBanc Charlotte Center, Inc. (12)
NationsBanc-Corporation Center Associates (12B)
NationsBanc Corporate Center, Inc. (12)
NationsBanc-CRT Holdings I, Inc. (12)
NationsBanc-CRT Options, L.P. (12C)
NationsBanc-CRT Holdings II, Inc. (12)
NationsBanc Dealer Leasing, Inc. (12)
NationsBanc Enterprise, Inc. (12)
NationsSecurities (12D)
NationsBanc Futures Corporation (12)
NationsBanc Lease Investments, Inc. (12)
NationsBanc SBIC Corporation (12)
NationsBanc Securities, Inc. (12)
NationsBanc Venture Corporation (12)
NationsBank Europe Limited (12)
Carolina Leasing Ltd. (13)
Carolina Trust (Guernsey) Ltd. (13)
Demand and Supply Company Ltd. (13)
Friary Nominees Ltd. (13)
NationsBank Panmure Investment Management Limited (13) Commonwealth Securities Limited (13A)
NCNB (Export Finance) Ltd. (13)
Panmure Gordon & Co. Limited (13)
NationsBank Securities Services Ltd. (13B)
Panmure Gordon Financial Futures Limited (13B)
Parish Nominees Limited (13B)
Rectory Nominees Limited (13B)
Panmure Gordon Investments Ltd. (13)
NationsBank International (12)
NCNB Community Development Corporation (14)
Gateway Hotel Enterprises, Inc. (14A)
Trico Investment, Inc. (14A)
NCNB Overseas Corporation (12)
AF Funding (1993), Inc. (15)
Kill Devil Hills Finance Limited Partnership (15A)
Air France/NationsBank (Grantor Trust) (15B)
Wrightbrothers Ltd. (15C)
AF Funding II (1993), Inc. (15)
Kill Devil Hills II Limited Partnership (15D)
Air France/KDHF II (NGHGI) (Grantor Trust) (15E)
Florita Finance Ltd. (15F)
Carolina Investments Limited (15)
Cathay Pacific\NationsBank Trust I (Grantor Trust) (15)
Wanda Finance Ltd. (15G)
Friary Leasing Limited (15)
InterFirst Leasing Ltd. (London) 15H
Japan Airlines/NCNB 1993-1 (Grantor Trust) (15)
First in Flight Finance Ltd. (15I)
Nations-CRT Asia, Inc. (15)
Nations-CRT Hong Kong, Limited (15)
Nations-CRT International (15J)
Nations. CRT Japan, Inc. (15)
Nations-CRT Overseas, Inc. (15)
Nations-CRT Overseas Inc. & Co. (15K)
Nations-CRT U.K. & Co. (15)
NCNB Australia Holdings Ltd. (15)
NCNB Australia Ltd. (15L)
NCNB Lease Atlantic, Inc. (15)
NCNB Lease Finance III (15M)
Blue Ridge Finance Ltd. (15N)
NCNB Lease Finance (15)
Wingtip Finance Limited (150)
NCNB Lease Finance IV (15)
Sandhills Finance Ltd. (15P)
NCNB Lease Finance V (15)
Piedmont Finance Ltd. (15Q)
NCNB Lease Finance VI (15)
Kitty Hawk Finance Ltd. (15R)
NCNB Lease International, Inc. (15)
Barnesbury, Ltd. (15S)
NCNB Lease Offshore, Inc. (15)
NCNB Lease Finance II (15T)
Outerbanks Finance Ltd. (15U)
NCNB Overseas Services, Inc. 915)
Republic Dallas Ltd. (U.K.) (15V)
TransPacific Funding (1993), Inc. (15)
TransPacific Finance Limited Partnership (15W)
ANA II (Grantor Trust) (15X)
Fontana Finance Ltd. (15Y)
NationsBank Texas Bancorporation , Inc.
NationsBank of Texas, N.A. (16A)
APL, Inc. (16B)
Austin National Realty Corporation (16B)
Capitol Information Networks, Inc. (16B)
DPC, Inc. (16B)
Westdale Investments I, Inc. (16C)
First RepublicBank Advisory Services, Inc. (16B)
NationsBanc Capital Corporation (16B)
NationsBanc Energy Group Denver, Inc. (16B)
NationsBanc Mortage Corporation (16B)
NCNB Texas TBM, Inc. (16B)
Nationsbanc Services, Inc. (16SD)
Republic National Corporation (16B)
Tarrant Investment Company, Inc. (16B)
TBRC, Inc . (16B)
RepublicBank Insurance Agency, Inc. (16A)
NB Holdings Corporation
NCNB Corporate Services, Inc.
NCNB Properties, Inc.
TIM, Inc.
Tryon Assurance Company, Ltd.
Virginia Federal Savings Bank
Canter V Corp. (17)
First Service Corporation of Virginia (17)
Lightfoot V Corp. (17)
Southern Finance Corporation (17)
Southern Hotel Service, Inc. (17)
Southern Service Corporation (17)
Southern Insurance Agency, Incorporated (17A)

1    American Security Corporation owns 100% of this entity.
1A   American Security Bank owns 100% of this entity.
1B   ASB Realty owns 100% of this entity.
1C   American Security Bank owns 97% of this entity.
1D   Washington View, Inc. owns 54% of this entity.
2A   C&S Premises, Inc. has a 50% interest in this limited
     partnership.
2B   NationsBank Corporation owns 66.66% of this entity.
2C   Nations Financial Holdings Corporation owns 100% of this entity.
2D   Nations Financial Capital Corporation owns 100% of this entity.
2E   Portfolio Acceptance Corp. owns 100% of this entity.
2F   Nations Financial Capital Corporation owns 62.5% of this entity.
2G   Nations Financial Capital Corporation owns 67.33% of this entity.
2H   NationsBanc Leasing Corporation owns 100% of this limited
     partnership.
2I   NationsBank of D.C., N.A. owns 100% of this entity.
2J   NationsBank of Florida, N.A. owns 100% of this entity.
2K   NationsBank of South Carolina, N.A. owns 100%  of this entity.
2L BT Building Corporation has a 19% general partnership interest and a 43% limited partnership interest in this partnership.
2M   NationsBank of Tennessee, N.A. owns 100% of this entity.
2N   NationsBank Corporation owns 70% of this entity.
3    NationsBank of Georgia, N.A. owns 100% of this entity.
3A   NationsBanc Leasing Corporation of North Carolina owns 100% of this entity.
4    NationsBank of Maryland, N.A. owns 100% of this entity.
4A   NationsBank of Maryland, N.A. owns 50% of this limited
     partnership.
5    NationsBank of Virginia, N.A. owns 100% of this entity.
5A NationsBank Community Development Corporation of Virginia owns 22% of this entity.
5B NationsBank Community Development Corporation of Virginia owns 30% of this entity.
5C NationsBank Community Development Corporation of Virginia owns 28% of this entity.
6    NationsCredit Corporation owns 100% of this entity.
6A   NationsCredit Commercial Corporation owns 100% of this entity.
6B NationsCredit Financial Services Corporation of Florida owns 100% of this entity.
7    Maryland National Bank owns 100% of this entity.
7A   Marco Properties, Inc. owns 75% of this entity.
7B   Marco Properties, Inc. owns 100% of this entity.
7C   MNC Consumer Discount Company owns 100% of this entity.
7D   Wil-Rand M Corp. owns 100% of this entity.
8    NationsBank Corporation owns 37.4% of this entity.
9    MNC Affiliates Group, Inc. owns 100% of this entity.
9A   MNC Credit Corp owns 100% of this entity.
10 NationsBank of Florida, N.A.; NationsBank of Georgia, N.A.; NationsBank of North Carolina, N.A.;
     NationsBank of South Carolina, N.A.; and NationsBank of Texas, N.A. own, respectively, 4.67%,
     33.33%, 28.67%, 8.33% and 25% of this entity.
10A  NationsBank Community Development Corporation owns 100% of this entity.
11   NationsBank of Florida, N.A.; NationsBank of Georgia, N.A.;
      NationsBank of North Carolina,
      N.A.
     and NationsBank of Texas, N.A., each, owns 25% of the voting stock of this entity.
12   NationsBank of North Carolina, N.A. owns 100% of this entity.
12A  NationsBank of North Carolina, N.A. holds 100% of this entity in trust.
12B NationsBanc Charlotte Center, Inc. has a 99% interest in this partnership, and NationsBanc
     Corporate Center, Inc. has a 1% interest.
12C  NationsBanc-CRT Holdings I, Inc. has a 99% general partnership interest and
     NationsBanc-CRT
     Holdings II, Inc. has a 1% limited partnership interest in this limited partnership.
12D  NationsBanc Enterprise, Inc. owns 50% of this general
     partnership.
13   NationsBank Europe Limited owns 100% of this entity.
13A  NationsBank Panmure Investment Management Limited owns 100% of this entity.
13B  Panmure Gordon & Co. Limited owns 100% of this entity.
14 NationsBank of North Carolina, N.A. is sole member of this non-profit corporation.
14A  NCNB Community Development Corporation owns 100% of this entity.
15   NCNB Overseas Corporation owns 100% of this entity.
15A AF Funding (1993), Inc. holds a 1% general partnership and a 49% limited partnership interest in this entity.
15B  Kill Devil Hills Finance Limited Partnership owns 100% of this entity.
15C Air France/NationsBank (Grantor Trust) owns 100% of this entity. 15D AF Funding II (1993), Inc. holds a 1% general partnership and a
     34% limited partnership interest in
     this entity.
15E Kill Devil Hills II Limited Partnership owns 100% of this entity. 15F Air France/KDHF II (NGHGI) (Grantor Trust) owns 100% of this entity.
15G  Cathay Pacific/NationsBank Trust I (Grantor Trust) owns 100% of this entity.
15H  NCNB Overseas Corporation owns 99.5% of this entity.
15I  Japan Airlines/NCNB 1993-1 (Grantor Trust) owns 100% of this entity.
15J Nations-CRT U.K. & Co. and Nations-CRT Internatinal, Inc., respectively, have 1% and 99%
     general partnership interests in this entity.
15K Nations-CRT U.K. & Co. and Nations-CRT International, Inc., respectively, have 1% and 99%
     general partnership interests in this entity.
15L  NCNB Australia Holdings Ltd. owns 100% of this entity.
15M  NCNB Lease Atlantic, Inc. owns 100% of this entity.
15N  NCNB Lease Finance III owns 100% of this entity.
15O  NCNB Lease Finance owns 100% of this entity.
15P  NCNB Lease Finance IV owns 100% of this entity.
15Q  NCNB Lease Finance V owns 100% of this entity.
15R  NCNB Lease Finance VI owns 100% of this entity.
15S  NCNB Leaser International, Inc. owns 99.9% of this entity.
15T  NCNB Lease Offshore, Inc. owns 100% of this entity.
15U  NCNB Lease Finance II owns 100% of this entity.
15V  NCNB Overseas Corporation owns 98% of this entity.
15W TransPacific Funding (1993), Inc. holds a 1% general partnership and a 65% limited partnership interest in this entity.
15X  TransPacific Finance Limited Partnership owns 100% of this entity.
15Y  ANA II (Grantor Trust) owns 100% of this entity.
16A NationsBank Texas Bancorporation, Inc. owns 100% of this entity. 16B NationsBank of Texas, N.A. owns 100% of this entity.
16C  DPC, Inc. owns 100% of this entity.
16D  NCNB Texas TBM, Inc. owns 100% of this entity.
17   Virginia Federal Savings Bank owns 100% of this entity.
17A  Southern Service Corporation owns 100% of this entity.